UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2006

Date of Report (Date of earliest event reported)

RADVIEW SOFTWARE LTD.

(Exact name of registrant as specified in its charter)

Israel	0-31151	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 New England Executive Park, Burlington, MA 01803

(Address of principal executive offices)

(781) 238-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

On May 17, 2006, the Company issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Appointment of Director

In accordance with the Company’s articles of association, the Company’s board of directors has appointed Jaron Lotan as a director and Chairman of the Board of the Company effective May 16, 2006 to serve until the next annual meeting of shareholders.

Mr. Lotan served as the President and Chief Executive Officer of Tecnomatix Technologies Ltd., a provider of digital manufacturing solutions, from October 2002 until the sale of that company to UGS Corp. in April 2005. He was appointed Chief Executive Officer of Tecnomatix in January 2004. Following the acquisition of Technomatix Technologies Ltd., Mr. Lotan served as Senior Vice President of UGS Corp. from April 2005 until September 2005. Prior to joining Tecnomatix in October 2002, he was corporate executive vice president for business and strategy at Orbotech Ltd., a supplier of automated optical inspection and other productivity solutions for the electronics industry, responsible for the worldwide sales, marketing and support organization, corporate marketing activities, and strategy and business development. Prior to this, Mr. Lotan served as president of the Orbotech PCB Division and president of Orbotech Europe. Before joining Orbotech in 1992, he co-founded and served as general manager, North America for Rosh Intelligent Systems, a software company offering knowledge-based solutions to customer support organizations. Mr. Lotan holds a B.A. in Economics and Mathematics and an M.A. in Economics both from the Hebrew University in Jerusalem, Israel.

Item 9.01            Financial Statements and Exhibits

The following exhibits are being furnished herewith:

99.1                           Press Release of RadView Software Ltd. issued on May 17, 2006 announcing financial results for the quarter ended March 31, 2006.

Limitation on Incorporation by Reference

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADVIEW SOFTWARE LTD.

Date: May 23, 2006	/s/ CHRISTOPHER DINEEN
Christopher Dineen
Chief Financial Officer